Exhibit 10.12
EXECUTION VERSION

Certain confidential information contained in this document, marked by “[***]”, has been omitted because it is both (i) not material and would be competitively harmful if publicly disclosed or (ii) constitutes a clearly unwarranted invasion of personal privacyBarclays Bank PLC
745 Seventh Avenue, 4th Floor
New York, New York 10019

July 28, 2022

VIA ELECTRONIC MAIL
To the Parties identified on Schedule A hereto

Omnibus Notice of Termination of Agreements and Release of Lien

Ladies and Gentlemen:

    Reference is made to the following:

(i)that certain Master Repurchase Agreement, dated as of August 25, 2020 (as amended through the date hereof, the “MRA”), by and among loanDepot.com, LLC, as seller (the “Seller”), and Barclays Bank PLC, as purchaser and agent (“Barclays”);
(ii)that certain MRA Pricing Side Letter, dated as of August 25, 2020 (as amended through the date hereof, the “MRA Pricing Side Letter”), by and between the Seller and Barclays;

(iii)that certain Mortgage Loan Participation Purchase and Sale Agreement, dated as of August 25, 2020 (as amended through the date hereof, the “MLPPSA”), by an among the Seller and Barclays;

(iv)that certain MLPPSA Pricing Side Letter, dated as of August 25, 2020 (as amended through the date hereof, the “MLPPSA Pricing Side Letter”), by and between the Seller and Barclays;

(v)that certain Custodial and Disbursement Agreement, dated as of August 25, 2020 (the “Custodial and Disbursement Agreement”), by and among the Seller, Barclays and Deutsche Bank National Trust Company, as custodian and disbursement agent (“DBNTC”);

(vi)that certain Collection Account Control Agreement, dated as of August 25, 2020 (the “Collection ACA”), by and among the Seller, Barclays and DBNTC, as bank.

(vii)that certain Custodial Account Control Agreement, dated as of August 25, 2020 (the “Custodial ACA”), by and among the Seller, Barclays and DBNTC, as bank.

(viii)that certain Electronic Tracking Agreement, dated as of August 25, 2020 (the “ETA”), by and among the Seller, Barclays, MERSCORP Holdings, Inc., as electronic agent (“MERSCORP”), and Mortgage Electronic Registration Systems, Inc. (“MERS”);

(ix)that certain Global Netting and Security Agreement, dated as of August 25, 2020 (the “Netting Agreement”), by and among the Seller, Barclays and Barclays Capital Inc. (“BCI”); and

(x)that certain Cenlar Subservicer Notice, dated as of August 25, 2020 (the “Subservicer Notice”; and collectively with the MRA, the MRA Pricing Side Letter, the MLPPSA, the MLPPSA Pricing Side Letter, the Custodial and Disbursement Agreement, the Collection ACA, the Custodial ACA, the ETA, the Netting Agreement and all other documents executed by Barclays in connection with the MRA and the MLPPSA, the “Agreements”), by and among Seller, Barclays and Cenlar FSB, as subservicer (“Cenlar”).

Capitalized terms used and not defined in this Omnibus Notice of Termination of Agreements and Release of Lien (this “Letter Agreement”) shall have the respective meanings given to such terms in the Agreements, as applicable.

    In consideration of the premises and the other mutual covenants contained in this Letter Agreement, the Seller and Barclays hereby agree that the Agreements are terminated, effective upon the receipt by Barclays of an amount equal to or greater than $[***] (the “Payoff Amount”) as set forth on Exhibit A, as follows:

(a)[***] to:

Bank:                Bank of New York Mellon
Address:            New York, NY
ABA:                [***]
DDA:                [***]
Account Name:        [***]
Ref:                [***]
Attention:            [***]

(b)[***] to:

Bank:                SunTrust Bank, Richmond, VA
Account Name:        Hunton Andrews Kurth LLP Operating
Account Number:        [***]
ABA Transit:            [***]
Swift Code:            [***]
Information with Wire:    [***]

Promptly upon receipt of the Payoff Amount by Barclays, Barclays shall deliver written notice in the form annexed hereto as Exhibit B (the “Payoff Notice”) to the parties identified on Schedule A thereto confirming its receipt of the Payoff Amount.

Effective as of the date of receipt of the Payoff Amount by Barclays, (i) the MRA and the MLPPSA are hereby terminated; and (ii) the Payoff Notice shall constitute notice to (a) the Custodian and Disbursement Agent of the termination of the Custodial and Disbursement Agreement pursuant to Section 15 thereof; (b) DBNTC of the termination of each the Collection ACA and the Custodial ACA pursuant to Section 10 thereof; (c) MERSCORP and MERS of the termination of each of the ETAs pursuant to Section 16 thereof; (d) BCI of the termination of the Netting Agreement; and (e) Cenlar of the termination of the Subservicer Notice.

Effective immediately upon its receipt in full of the Payoff Amount and without any further action by any party, Barclays hereby (a) releases its security interest in the Purchased

Assets (as defined in the Collection ACA) and Participation Certificates (as defined in the Custodial ACA), and (b) authorizes the Seller to file or caused to be filed any UCC financing statement amendments/terminations or such other documents as it reasonably determines are necessary or appropriate to evidence the release of Barclays’ security interest in the Purchased Assets.

Notwithstanding any other provision of this Letter Agreement, the parties hereto agree that any provision in any of the Agreements that by its express terms survives the termination of the Agreements, including but not limited to provisions relating to indemnity, contribution, reimbursement and limited recourse, shall survive the execution of this Letter Agreement and remain operative and in full force and effect.

    THIS LETTER AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

    This Letter Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile or other electronic forms shall be effective as delivery of a manually executed counterpart of this Letter Agreement.

[Signature Pages Follow]

Very Truly Yours,

BARCLAYS BANK PLC,
as Purchaser and Agent

By: /s/ Grace Park
Name: Grace Park
Title: Managing Director

[Signature Page to Omnibus Notice of Termination of Agreements and Release of Lien]

Accepted and agreed:

LOANDEPOT.COM, LLC,
as Seller

By: /s/ Patrick Flanagan
Name: Patrick Flanagan
Title: CFO

[Signature Page to Omnibus Notice of Termination of Agreements and Release of Lien]